                                    GUARANTY


                  This GUARANTY, dated September 12, 1997 (this "Guaranty"), is made by NRG ENERGY, INC., a Delaware corporation ("Guarantor"), in favor of CREDIT LYONNAIS NEW YORK BRANCH, as agent for the Construction/Acquisition Lenders (as defined below) (in such capacity, the "Construction/Acquisition Agent"), and each lender that is or becomes a Construction/Acquisition Lender pursuant to the Loan Agreement (as defined below) (collectively, the "Construction/Acquisition Lenders").

                                    RECITALS

                  WHEREAS, Minnesota Methane, L.L.C., a Wyoming limited liability company ("Borrower"), the Construction/Acquisition Agent, the Construction/Acquisition Lenders and the other parties thereto have entered into a Construction, Acquisition and Term Loan Agreement, dated the date hereof (as the same may be amended, modified or supplemented, the "Loan Agreement"), pursuant to which the Construction/Acquisition Lenders have agreed to make certain loans to Borrower for the purpose, among others, of financing the construction or acquisition of the Projects (as defined in the Loan Agreement);

                  WHEREAS, Borrower is one-half owned by NEO Corporation, a Delaware corporation ("NEO"), and NEO is wholly-owned by Guarantor;

                  WHEREAS, Guarantor will benefit, directly and indirectly, from the making of the loans by the Construction/Acquisition Lenders to Borrower; and

                  WHEREAS, it is a condition precedent to the obligations of the Construction/Acquisition Lenders under the Loan Agreement that certain obligations of Borrower thereunder be guaranteed by Guarantor as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, hereby agrees for the benefit of the Construction/Acquisition Agent and the Construction/Acquisition Lenders as follows:


                                   ARTICLE I
                                  DEFINITIONS

                  Section 1.1 Definitions. As used in this Guaranty, the terms defined in the preamble and recitals hereto shall have the respective meanings specified therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement and such meanings are incorporated herein by reference. The following term shall have the following meaning:

                  "Obligations" means all obligations and liabilities of Borrower to the Construction/Acquisition Agent and the Construction/Acquisition Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under or in connection with any Construction/Acquisition Loan made pursuant to the Loan Agreement or any document made, delivered or given in connection therewith, including without limitation the principal of, premium (if any) and interest on the Construction/Acquisition Loan Note and the indebtedness represented thereby, whether on account of principal, premium (if any), interest, reimbursement obligations, fees (including without limitation the Construction/Acquisition Loan Availability Fee), indemnities, costs and expenses (including without limitation all costs and expenses required to be paid by Borrower pursuant to Sections 2.2(b), 2.5 and 8.11 of the Loan Agreement) or otherwise (including without limitation such interest or other charges as would have accrued on any portion of the Obligations but for the commencement of any bankruptcy or insolvency proceedings), it being the intention of Guarantor, the Construction/Acquisition Agent and the Construction/Acquisition Lenders that the Obligations that are guaranteed by Guarantor pursuant to this Guaranty be determined without regard to any rule of law or order that may relieve Borrower of any portion of such Obligations. Construction/Acquisition Loans that have converted to Term Loans pursuant to the Loan Agreement are not Obligations.


                                   ARTICLE II
                                    GUARANTY

                  Section 2.1 Unconditional Guaranty. Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to the Construction/Acquisition Agent and the Construction/Acquisition Lenders the prompt, punctual and complete payment when due, whether at the stated maturity, on acceleration or otherwise, and the prompt, punctual and complete performance when owing, of the Obligations, irrespective of (a) the validity, legality or enforceability of the Obligations or any other agreement or instrument relating thereto or (b) any other circumstance that might otherwise constitute a defense to this Guaranty; provided, that this Guaranty shall be limited to the maximum amount that may be guaranteed by Guarantor without this Guaranty being rendered or deemed void or voidable, whether for fraudulent conveyance or transfer or otherwise, under applicable law. Each and every default in the payment or performance of the Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

                  Section 2.2 No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by the Construction/Acquisition Agent or the Construction/Acquisition Lenders, Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (a) to be subrogated to any of the rights of the Construction/Acquisition Agent or the Construction/Acquisition Lenders against Borrower or any other Person or in any Collateral or other collateral security or guaranty or right of offset held by the Construction/Acquisition Agent or the Construction/Acquisition Lenders for the payment of any Obligations or (b) to seek any reimbursement or contribution from Borrower or any other Person in respect to any payment, set-off or application of funds made by or for the account of Guarantor hereunder.

                  Section 2.3 No Effect on Guaranty. The obligations of Guarantor under this Guaranty shall not be altered, limited, impaired or otherwise affected by:

                           (a) any rescission of any demand for payment or performance of any of the Obligations or any failure by the Construction/Acquisition Agent or the Construction/Acquisition Lenders to make any such demand on Borrower, Guarantor or any other Person or to collect any payment from Borrower, Guarantor or any other Person or any release of Borrower or any other Person;

                           (b) any renewal, extension, modification, amendment, acceleration, compromise, waiver, indulgence, rescission, discharge, surrender or release, in whole or in part, of the Loan Agreement or the Obligations or any other instrument or agreement evidencing, relating to, securing or guaranteeing any of the Obligations, or the liability of any party to any of the foregoing or for any part thereof or any collateral security therefor or guaranty thereof;

                           (c) the validity, legality or enforceability of any of the Obligations or of the Loan Agreement or any other instrument or agreement evidencing, relating to, securing or guaranteeing any of the Obligations;

                           (d) any failure by the Construction/Acquisition Agent or the Construction/Acquisition Lenders to protect, secure, perfect, record, insure or enforce any Security Document or Collateral;

                           (e) any act or omission of the
         Construction/Acquisition Agent or the Construction/Acquisition Lenders relating in any way to the Obligations or to Borrower, including without limitation any failure to bring an action against any party liable on the Obligations, or any party liable on any guaranty of the Obligations, or any party that has furnished security for the Obligations, or to resort to any collateral or collateral of any other Person;

                           (f) any defense, set-off or counterclaim that may at any time be available to or be asserted by or on behalf of Borrower, Guarantor or any other Person against the Construction/Acquisition Agent or the Construction/Acquisition Lenders or any circumstance that constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower, Guarantor or any other Person for any of the Obligations, in bankruptcy or in any other instance;

                           (g) any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower, Guarantor or any other Person or any defense that Borrower or any other guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding;

                           (h) any change, whether direct or indirect, in Guarantor's relationship to Borrower, including without limitation any such change by reason of any merger or any sale, transfer, issuance or other disposition of any stock of, membership interest in or other equity interest in Borrower, Guarantor or any other Person;

                           (i) the absence of any notice to, or knowledge by, Guarantor of the existence or occurrence of any matter or event set forth in this Section 2.3;

                           (j) any taking, exchange, release or non-perfection or any manner of application of collateral or proceeds thereof or any manner of sale or other disposition of collateral;

                           (k) any failure to pay any tax that may be payable with respect to the payment of the Obligations by Guarantor or any failure to obtain any authorization or approval from or other action by, or to notify or file with, any Governmental Instrumentality required in connection with the payment of the Obligations by Guarantor;

                           (l) the termination of the legal existence of Borrower or Guarantor, or the termination of any legal obligation of Borrower to discharge the Obligations undertaken or purported to be undertaken by it or on its behalf (other than to the extent of payment or performance of the Obligations by or on behalf of Borrower); or

                           (m) any impossibility or impracticality of performance, illegality, force majeure, any action or nonaction of government, or any other circumstance that might otherwise constitute a legal or equitable defense available to or resulting in the discharge of a surety or guarantor or any other circumstance, event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section 2.3.

                  Section 2.4 Continuing Guaranty. Guarantor further agrees that this Guaranty constitutes a present, absolute and continuing guaranty of prompt, punctual and complete payment and performance when due of the Obligations, and not of collection only, and waives any right to require that any resort be had by the Construction/Acquisition Agent or the Construction/Acquisition Lenders, after demand for such payment being made upon Borrower by the Construction/Acquisition Agent or the Construction/Acquisition Lenders, to the Construction/Acquisition Agent's and the Construction/Acquisition Lenders' rights against any other Person, or any other right or remedy available to the Construction/Acquisition Agent or the Construction/Acquisition Lenders by contract, applicable law or otherwise. The obligations of Guarantor under this Guaranty are unconditional, direct and completely independent of the obligations of any other Person and shall not be conditioned or contingent upon the pursuit by the Construction/Acquisition Agent or the Construction/Acquisition Lenders at any time of any right or remedy against Borrower or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor. A separate cause of action or separate causes of action may be brought and prosecuted against Guarantor without the necessity of joining Borrower or any other party or previously proceeding with or exhausting any other remedy against any other Person who might have become liable for the Obligations or any part thereof or of realizing upon any security held by or for the benefit of the Construction/Acquisition Agent and the Construction/Acquisition Lenders.

                  Section 2.5 Obligations Unconditional. The obligations of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (i) any lack of validity of the Obligations or any other agreement or instrument relating thereto or (ii) any other circumstance that might otherwise constitute a defense to this Guaranty and shall remain in full force and effect until the

Obligations have been indefeasibly satisfied by payment and performance in full, or release by the Construction/Acquisition Agent and the Construction/Acquisition Lenders and, to the extent permitted by law, such Obligations shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event whatsoever, whether or not with notice to, or the consent of, Guarantor.

                  Section 2.6 Term and Reinstatement of Guaranty. This Guaranty will terminate on the date that is the later of (i) October 30, 1998 and (ii) the date on which all Obligations (including without limitation all default interest thereon) have been indefeasibly paid in full. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect, or be reinstated, as the case may be, if at any time any payment or performance hereunder, or any part thereof, of the Obligations is subsequently invalidated, declared to be fraudulent or preferential, avoided, rescinded, set aside or must otherwise be restored or returned by the Construction/Acquisition Agent or the Construction/Acquisition Lenders or any other Person to Borrower or its representatives or to a trustee, receiver, assignee for the benefit of creditors or any other party under any bankruptcy act or code, state or federal law or common law or equitable doctrine, for any reason including as a result of any insolvency, bankruptcy or reorganization proceeding with respect to Borrower or Guarantor, all as though such payment had not been made.

                  Section 2.7 Financial Condition of Borrower has no Effect on Guaranty. Borrower may borrow the Loans from the Construction/Acquisition Lenders without notice to or authorization from Guarantor regardless of the financial or other condition of Borrower at the time of such borrowing. None of the Construction/Acquisition Agent or the Construction/Acquisition Lenders shall have any obligation to disclose or discuss with Guarantor its assessment of the financial or other condition of Borrower. Guarantor confirms that no representation has been made to the Guarantor concerning the financial condition of Borrower by the Construction/Acquisition Agent or the Construction/Acquisition Lenders.

                  Section 2.8 No Waiver or Set-Off. No act of commission or omission of any kind or at any time upon the part of Borrower, any of its successors and assigns or the Construction/Acquisition Agent or the Construction/Acquisition Lenders in respect of any matter whatsoever shall in any way impair the rights of the Construction/Acquisition Agent and the Construction/Acquisition Lenders to enforce any right, power or benefit under this Guaranty, and no set-off, counterclaim, reduction or diminution of any obligation, or any defense of a surety or guarantor that Guarantor have or may have against Borrower, the Construction/Acquisition Agent, the Construction/Acquisition

Lenders or any assignee or successor thereof shall be available hereunder to Guarantor.

                  Section 2.9 Demands for Payment; Payment. Demands by the Construction/Acquisition Agent for payment of amounts due pursuant to Sections
2.1 and 7.1 may be made on any number of occasions and without any demand for payment given to Borrower. Each demand shall be in writing, shall state the amount owing and shall be effective as of the date given in accordance with
Section 7.6. Within five Business Days of giving such a demand in accordance with Section 7.6, dated and signed by an authorized officer of the Construction/Acquisition Agent setting forth the amount of the Obligations at the time owing, Guarantor shall make such payment to or as directed to the Construction/Acquisition Agent and such payment shall not be withheld for any reason.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.1 Representations and Warranties. Guarantor represents and warrants that as of the date hereof:

                           (a) It is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware and has the corporate power, authority and legal right to execute, deliver and carry out the terms and provisions of this Guaranty.

                           (b) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action.

                           (c) The execution, delivery and performance by Guarantor of this Guaranty do not and will not (i) require any consent or approval of any shareholder of Guarantor or Government Instrumentality that has not been obtained and which remains valid,
         (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Guarantor, or (iii) result in a breach of or constitute a default under any material agreement binding upon Guarantor.

                           (d) This Guaranty constitutes a valid and legally binding agreement of Guarantor, enforceable in accordance with its terms except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                           (e) The audited consolidated balance sheet of Guarantor and its subsidiaries as of December 31, 1996 and the related audited consolidated statements of income, cash flows and changes in stockholders' equity accounts for the fiscal year then ended and the unaudited consolidated balance sheet of Guarantor and its subsidiaries as of June 30, 1997 and the related unaudited consolidated statements of income, cash flows and changes in stockholders' equity accounts for the six months then ended, certified by the chief financial or accounting officer of Guarantor, copies of which have been delivered to the Construction/Acquisition Agent, fairly present, in conformity with GAAP except as otherwise expressly noted therein and except with respect to footnotes in all unaudited financial statements, the consolidated financial position of Guarantor and its subsidiaries as of such dates and their consolidated results of operations and changes in financial position for such fiscal periods, subject (in the case of the unaudited balance sheet and statements) to changes resulting from audit and normal year-end adjustments.

                           (f) Since December 31, 1996, there has been no material adverse change in the business, consolidated financial position or consolidated results of operations of Guarantor and its subsidiaries, considered as a whole.

                           (g) There is no action, suit or proceeding pending against Guarantor or any of its subsidiaries, or to the knowledge of Guarantor threatened against Guarantor or any of its subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision that could materially adversely affect the business, consolidated financial position or consolidated results of operations of Guarantor and its subsidiaries taken as a whole or that in any manner draws into question the validity of this Guaranty or any other Document to which Guarantor is or will be a party.

                           (h) Guarantor and its subsidiaries have filed or caused to be filed all United States federal income tax returns and all other material domestic tax returns which to the knowledge of Guarantor are required to be filed by them and have paid or provided for the payment of, before the same become delinquent, all taxes due pursuant to such returns or pursuant to any assessment received by Guarantor or any subsidiary, other than those taxes contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of Guarantor and its subsidiaries in respect of taxes are, in the reasonable opinion of Guarantor, adequate to the extent required by GAAP.


                                   ARTICLE IV
                             AFFIRMATIVE COVENANTS

                  Section 4.1 Affirmative Covenants. Guarantor covenants and agrees that it will, unless the Construction/Acquisition Lenders otherwise consent in writing:

                           (a) Reporting Requirements. Furnish to the
         Construction/Acquisition Agent and each Construction/Acquisition
         Lender:

                                    (i) (A) within 60 days after the end of
                  each of the first three fiscal quarters of each fiscal year of Guarantor, a copy of Guarantor's quarterly unaudited consolidated financial statements as of the end of and for such quarter, and (B) within 120 days after the end of each fiscal year of Guarantor, a copy of Guarantor's annual audited consolidated financial statements as of the end of and for such year;

                                    (ii) simultaneously with the delivery of
                  each of the annual or quarterly reports referred to in paragraph (i) above, a certificate of the chief financial officer or chief accounting officer of Guarantor in a form acceptable to the Construction/Acquisition Agent stating whether there exists on the date of such certificate any Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, and, if so, setting forth the details thereof and the action which Guarantor has taken and proposes to take with respect thereto;

                                    (iii) as soon as possible and in any event
                  within five days after a change in, or issuance of, any rating of any of the Guarantor's senior unsecured long-term debt by Standard & Poor's Rating Services or Moody's Investors Services, Inc., notice to the Construction/Acquisition Agent of such change;

                                    (iv) as soon as possible and in any event
                  within five days after an executive officer of Guarantor obtaining knowledge thereof, notice of the occurrence of any Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such notice, and a statement of the chief financial officer of Guarantor setting forth details of such Event of Default or event and the action that Guarantor has taken and proposes to take with respect thereto;

                                    (v) such other information respecting the
                  condition or operations, financial or otherwise, of Guarantor or any of its subsidiaries as any Construction/Acquisition Lender through the Construction/Acquisition Agent may from time to time reasonably request.

                           (b) Compliance with Laws, Etc. Comply, and cause each of its subsidiaries to comply, with all applicable laws, rules, regulations and orders to the extent noncompliance therewith would have a material adverse effect on Guarantor and its subsidiaries taken as a whole, such compliance to include without limitation compliance with Environmental Laws and the paying before the same become delinquent of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

                           (c) Maintenance of Insurance. Maintain insurance, and cause Borrower and the Affiliates to maintain, with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties as Guarantor or such other Person.

                           (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of Borrower and the Affiliates to preserve and maintain, its legal existence, rights and franchises; provided, that this Section 4.1(d) shall not apply to any transaction or matter permitted by Section 5.1(a) or (b); provided, that Guarantor, Borrower and the Affiliates shall not be required to preserve any right or franchise if Guarantor or such other Person reasonably determines that the preservation thereof is no longer desirable in the conduct of the business of Guarantor or such other Person, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Construction/Acquisition Lenders.

                           (e) Visitation Rights. At any reasonable time and from time to time, after reasonable notice, permit the Construction/Acquisition Agent or any of the Construction/Acquisition Lenders or any agent or representative thereof to examine the records and books of account of, and visit the properties of, Guarantor, Borrower and the Affiliates, and to discuss the affairs, finances and accounts of Guarantor and any of such other Persons with any of their respective officers or directors.

                                   ARTICLE V
                               NEGATIVE COVENANTS

                  Section 5.1 Negative Covenants. Guarantor will not at any time, without the prior written consent of the Construction/Acquisition Lenders:

                           (a) Mergers, Etc. Merge or consolidate with or into any Person unless (i) Guarantor is the survivor or (ii) the surviving Person, if not Guarantor, is organized under the laws of the United States or a state thereof and assumes all obligations of Guarantor under this Guaranty and executes and delivers to the Construction/Acquisition Agent documents reasonably satisfactorily in form and substance to the Construction/Acquisition Agent pursuant to which such Person acknowledges and assumes all obligations of Guarantor hereunder; provided, in each case that immediately after giving effect to such proposed transaction, no Event of Default or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default would exist or result.

                           (b) Disposition of Assets. Lease, sell, transfer or otherwise dispose of, voluntarily or involuntarily, all or substantially all of its assets.


                                   ARTICLE VI
                               EVENTS OF DEFAULT

                  Section 6.1 Events of Default. The occurrence and continuance of any of the following events shall constitute an "Event of Default":

                           (a) Any representation or warranty made by Guarantor or any of its officers under or in connection with any Document proves to have been incorrect in any material respect when made or deemed made.

                           (b) Guarantor fails to perform or observe any term, covenant or agreement contained in Articles IV and V or fails to perform or observe any other term, covenant or agreement contained in any Document on its Part to be performed or observed and such failure remains unremedied for five (5) days after the occurrence thereof; provided, that if such failure can not be remedied within such five
         (5) day period and if Guarantor is diligently seeking to remedy such failure, and if such failure is reasonably likely to be remedied within thirty (30) days after the initial five

         (5) day period, then Guarantor shall have an additional thirty (30) days to remedy such failure.

                           (c) Guarantor or any of its subsidiaries fails to pay any principal of or premium or interest on any Indebtedness which is outstanding in the principal amount of at least $1,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event occurs or condition exists under any agreement or instrument relating to any such Indebtedness and continues after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Indebtedness; or any such Indebtedness is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or as a result of the giving of notice of a voluntary prepayment), prior to the stated maturity thereof.

                           (d) Guarantor or any of its subsidiaries generally fails to pay its debts as such debts become due, or admits in writing its inability to pay its debts generally, or makes a general assignment for the benefit of creditors; or any proceeding is instituted by or against Guarantor or any of its subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for the relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), remains undismissed or unstayed for a period of 60 days; or Guarantor or any of its subsidiaries takes any corporate action to authorize any of the actions set forth above in this paragraph (d).

                           (e) Any judgment, decree or order for the payment of money in excess of $1,000,000 is rendered against Guarantor or any of its subsidiaries and remains unsatisfied and either (i) enforcement proceedings have been commenced by any creditor upon such judgment, decree or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment, decree or order, by reason of a pending appeal or otherwise, shall not be in effect.

                           (f) Any provision of this Guaranty for any reason is not or ceases to be valid and binding on Guarantor or Guarantor so states in writing.


                                  ARTICLE VII
                                 MISCELLANEOUS

                  Section 7.1 Costs and Expenses. Except as herein otherwise expressly provided, Guarantor covenants and agrees to pay or reimburse the Construction/Acquisition Agent and the Construction/Acquisition Lenders upon request for all reasonable expenses, disbursements, fees, costs and commissions incurred or made by the Construction/Acquisition Agents or the Construction/Acquisition Lenders (including the reasonable compensation and expenses and disbursements of counsel and of persons not regularly in their employ) in connection with (i) the enforcement of or attempt to enforce, or collection of or attempt to collect any amount due under, this Guaranty or
(ii) any waiver, extension, amendment or modification of any provision of this Guaranty.

                  Section 7.2 Election of Remedies. Each and every right, power and remedy herein given to the Construction/Acquisition Agent and the Construction/Acquisition Lenders, or otherwise existing, shall be cumulative and not exclusive, and shall be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing. Each and every right, power and remedy, whether specifically herein given or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by the Construction/Acquisition Agent or the Construction/Acquisition Lenders.

                  Section 7.3 Effect of Delay or Omission to Pursue Remedy. No single or partial waiver by the Construction/Acquisition Agent or the Construction/Acquisition Lenders of any right, power or remedy, or delay or omission by the Construction/Acquisition Agent or the Construction/Acquisition Lenders in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing. Any waiver given by the Construction/Acquisition Agent or the Construction/Acquisition Lenders of any right, power or remedy in any one instance shall only be effective in that specific instance and only for the purpose for which given, and will not be construed as a waiver of any right, power or remedy on any future occasion.

                  Section 7.4 Guarantor's Waivers. Guarantor waives any and all promptness, diligence, notice of the creation or acceptance, any other notice, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Construction/Acquisition Agent or the Construction/Acquisition Lenders upon this Guaranty or acceptance of this Guaranty or any action taken or omitted in reliance hereon. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty and all dealings among Guarantor, Borrower, the Construction/Acquisition Agent and the Construction/Acquisition Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor further waives diligence, presentment, demand for payment or performance, notice, any requirement that any right or power be exhausted or any action be taken against Borrower or Guarantor or against any Collateral, protest of all promissory notes or other instruments included in or evidencing any of the Obligations or Collateral, and all other demands in connection with the delivery, acceptance, performance, default or enforcement of any such promissory note or other instrument or this Guaranty or any other requirement that the Construction/Acquisition Agent or the Construction/Acquisition Lenders protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Borrower, Guarantor or any other Person, or any Collateral.

                  Section 7.5 Amendment. This Guaranty may not be modified, amended, terminated or revoked, in whole or in part, except by an agreement in writing signed by the Construction/Acquisition Agent and Guarantor. No waiver of any term, covenant or provision of this Guaranty, or consent given hereunder, shall be effective unless given in writing by the Construction/Acquisition Agent.

                  Section 7.6 Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail (return receipt requested) and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (New York, New York time) or, if not, on the next succeeding Business Day; (c) if delivered by reputable overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) Business Days after deposit in the United States mail, with postage prepaid and properly addressed.

                  Notices shall be addressed as follows:

                  If to Guarantor:

                           NRG ENERGY, INC.
                           1221 Nicollet Mall

                           Minneapolis, Minnesota  55403
                           Attention: Executive Director Finance
                           Telecopy:  (612) 373-5336

                  With a copy to:

                           NRG ENERGY, INC.
                           1221 Nicollet Mall
                           Minneapolis, Minnesota  55403
                           Attention: General Counsel
                           Telecopy:  (612) 373-5392

                  If to the Construction/Acquisition Agent or any Construction/Acquisition Lender:

                           CREDIT LYONNAIS NEW YORK BRANCH
                           1301 Avenue of the Americas
                           New York, New York 10019
                           Attention: Mr. Martin A. Cunningham
                           Telecopy:  (212) 261-7887

                  With a copy to:

                           CHADBOURNE & PARKE LLP
                           1200 New Hampshire Avenue, N.W.
                           Washington, D.C. 20036
                           Attention: Cornelius J. Golden, Jr., Esq.
                           Telecopy:  (202) 974-5602

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 7.6. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

                  Section 7.7 Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of Guarantor, the Construction/Acquisition Agent and the Construction/Acquisition Lenders and their respective successors and permitted assigns. Notwithstanding the foregoing, Guarantor shall have no right to assign its rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Construction/Acquisition Agent and any purported transfer without such prior written consent shall be void. No assignment by Guarantor of any rights or obligations under this Guaranty shall release Guarantor therefrom unless the

Construction/Acquisition Agent has consented to such release in a writing specifically referring to the obligation from which Guarantor is to be released.

                  Section 7.8 Headings. The article and section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  Section 7.9 CONSENT TO JURISDICTION. ALL LEGAL ACTIONS OR PROCEEDINGS BROUGHT AGAINST GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE CONSTRUCTION/ACQUISITION AGENT OR THE CONSTRUCTION/ACQUISITION LENDERS TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

                  Section 7.10 GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, AND EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE.

                  Section 7.11 WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS GUARANTY.

                  Section 7.12 AGENT FOR SERVICE OF PROCESS. GUARANTOR HEREBY AGREES TO DESIGNATE, APPOINT AND EMPOWER CT CORPORATION SYSTEM, NEW YORK, NEW YORK, AS ITS AUTHORIZED AGENT TO RECEIVE FOR AND ON ITS BEHALF SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY

ACTION, SUIT OR PROCEEDING IN THE STATE OF NEW YORK. AS LONG AS THIS GUARANTY REMAINS IN FORCE, GUARANTOR SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE SERVICE OF SUMMONS, COMPLAINT AND OTHER LEGAL PROCESS IN NEW YORK, NEW YORK,
FOR PURPOSES OF ANY LEGAL ACTION, SUIT OR PROCEEDING THE CONSTRUCTION/ACQUISITION AGENT OR THE CONSTRUCTION/ACQUISITION LENDERS MAY
BRING IN RESPECT OF THIS GUARANTY. GUARANTOR SHALL KEEP THE CONSTRUCTION/ACQUISITION AGENT ADVISED OF THE IDENTITY AND LOCATION OF SUCH AGENT. GUARANTOR ALSO IRREVOCABLY CONSENTS, IF FOR ANY REASON GUARANTOR'S AUTHORIZED AGENT FOR SERVICE OF PROCESS OF SUMMONS, COMPLAINT AND OTHER LEGAL PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING IS NOT PRESENT IN NEW YORK,
NEW YORK, THAT SERVICE OF SUCH PAPERS MAY BE MADE OUT OF THOSE COURTS BY MAILING COPIES OF THE PAPERS BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL TO THE
ADDRESS SET FORTH IN SECTION 7.6. SERVICE IN THE MANNER PROVIDED IN THIS
SECTION 7.12 IN ANY SUCH ACTION, SUIT OR PROCEEDING WILL BE DEEMED PERSONAL SERVICE, WILL BE ACCEPTED BY GUARANTOR AS SUCH AND WILL BE VALID AND BINDING UPON GUARANTOR FOR ALL PURPOSES OF ANY SUCH ACTION, SUIT OR PROCEEDING.

                  Section 7.13 Severability. If any provision hereof or of any promissory note or other instrument evidencing part or all of the Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof or thereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Construction/Acquisition Agent and the Construction/Acquisition Lenders in order to carry out the provisions hereof. The invalidity or unenforceability of any provision of this Guaranty in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

                  Section 7.14 Entire Agreement. This Guaranty constitutes the entire agreement and understanding of Guarantor with respect to the subject matter hereof and supersedes any and all prior and contemporaneous contracts, negotiations, agreements and understandings of Guarantor relating to the subject matter herein contained, whether oral or written. Guarantor hereby expressly acknowledges that it has not relied, in making this Guaranty, upon any statement or representation, not contained herein, made by any other party, including without limitation the Construction/Acquisition Agent, the Construction/Acquisition Lenders and Borrower.

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered on its behalf on the date first written above.


                                    NRG ENERGY, INC.




                                    By /s/ VALORIE A. KNUDSEN
                                      ---------------------------------------
                                       Name:   Valorie A. Knudsen
                                       Title:  Vice President Finance